HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated June 15, 2012 to your Prospectus

1.  FUND NAME CHANGE

BLACKROCK MID-CAP VALUE EQUITY PORTFOLIO – INVESTOR A

Effective July 31, 2012, the following name change is made to your Prospectus:

Old Name	New Name

BlackRock Mid-Cap Value Equity Portfolio - Investor A	BlackRock Flexible Equity Fund - Investor A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.  FUND OBJECTIVE CHANGE

BLACKROCK FLEXIBLE EQUITY FUND – INVESTOR A

Effective July 31, 2012, the investment objective for the BlackRock Flexible Equity Fund

Sub-Account is deleted and replaced with:

“Seeks to achieve long-term total return.”

3.  FUND CLOSURE

CALVERT BOND PORTFOLIO – CLASS A

Calvert Bond Portfolio Sub-Account is closed to Contracts issued on or after August 1, 2012.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.